UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 23, 2013
(Date of earliest event reported)
_____________________________________________________________
POTLATCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 W. First Avenue, Suite 1600, Spokane WA		99201
(Address of principal executive offices)		(Zip Code)
509-835-1500
(Registrant’s telephone number, Including area code)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On April 23, 2013, Potlatch Corporation announced its results of operations and financial condition for the quarter ended March 31, 2013. The press release containing this announcement is furnished as Exhibit 99.1 hereto.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press release issued by Potlatch Corporation, dated April 23, 2013.

POTLATCH REPORTS FIRST QUARTER RESULTS
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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 23, 2013

POTLATCH CORPORATION
By: /s/ Lorrie D. Scott
Lorrie D. Scott
Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release issued by Potlatch Corporation, dated April 23, 2013.